SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY MID CAP BLEND FUND
CLASS [ ]SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS A SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY MID CAP BLEND FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY


				Countersigned and Registered:
				FIRST DATA INVESTORS SERVICES GROUP, INC.
				a subsidiary of First Data Corporation Transfer Agent
				(Boston, Massachusetts)


BY _________________________
AUTHORIZED SIGNATURE




SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY MID CAP BLEND FUND
CLASS [ ]SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS B SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY MID CAP BLEND FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY


				Countersigned and Registered:
				FIRST DATA INVESTORS SERVICES GROUP, INC.
				a subsidiary of First Data Corporation Transfer Agent
				(Boston, Massachusetts)


BY _________________________
AUTHORIZED SIGNATUR



SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY MID CAP BLEND FUND
CLASS [ ]SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS L SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY MID CAP BLEND FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY


				Countersigned and Registered:
				FIRST DATA INVESTORS SERVICES GROUP, INC.
				a subsidiary of First Data Corporation Transfer Agent
				(Boston, Massachusetts)


BY _________________________
AUTHORIZED SIGNATURE





SMITH BARNEY INVESTMENT TRUST
SMITH BARNEY MID CAP BLEND FUND
CLASS [ ]SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS

ACCOUNT NO. 					CUSIP

THIS IS TO CERTIFY THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE CLASS Y SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE OF $0.1 EACH OF SMITH BARNEY MID CAP BLEND FUND

("the Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile Seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED

___________________	____________________
CHAIRMAN		SECRETARY


				Countersigned and Registered:
				FIRST DATA INVESTORS SERVICES GROUP, INC.
				a subsidiary of First Data Corporation Transfer Agent
				(Boston, Massachusetts)


BY _________________________
AUTHORIZED SIGNATURE